Exhibit 10.37

OMNIBUS AMENDMENT NO. 12

This OMNIBUS AMENDMENT NO. 12 (this “Amendment”) dated as of February 14, 2014 is by and among Tampa Electric Company, in its capacity as originator (in such capacity, the “Originator”) and as servicer (in such capacity, the Servicer”), TEC Receivables Corp., in its capacity as “Purchaser” under the Purchase Agreement (as defined below) (in such capacity, the “Purchaser”) and as “Borrower” under the Loan Agreement (as defined below) (in such capacity, the “Borrower”), Citibank, N.A., as the sole Managing Agent (in such capacity, the “Managing Agent”) and as the Program Agent (in such capacity, the “Program Agent”), and CAFCO, LLC, as the sole Conduit Lender (in such capacity, the “Conduit Lender”) and as the sole Committed Lender (in such capacity, the “Committed Lender”). Capitalized terms used herein but not specifically defined herein shall have the meanings given to such terms in the Loan Agreement (as defined below) or the Purchase Agreement (as defined below).

PRELIMINARY STATEMENTS:

(1) The Originator and the Purchaser are parties to that certain Purchase and Contribution Agreement dated as of January 6, 2005, as amended by the Omnibus Amendment dated as of June 7, 2005, Omnibus Amendment No. 3 dated as of December 22, 2006, Omnibus Amendment No. 5 dated as of September 26, 2008 and Omnibus Amendment No. 9 dated as of February 18, 2011 (the “Purchase Agreement”).

(2) The Servicer, the Borrower, the Conduit Lender, the Committed Lender, the Managing Agent and the Program Agent are parties to that certain Loan and Servicing Agreement dated as of January 6, 2005, as amended by (i) the Omnibus Amendment dated as of June 7, 2005, (ii) Amendment No. 2 dated as of January 5, 2006, (iii) Omnibus Amendment No. 3 dated as of December 22, 2006, (iv) Amendment No. 4 dated as of December 20, 2007, (v) Omnibus Amendment No. 5 dated as of September 26, 2008, (vi) Amendment No. 6 dated as of December 18, 2008, (vii) Amendment No. 7 dated as of December 16, 2009, (viii) Amendment No. 8 dated as of February 19, 2010, (ix) Omnibus Amendment No. 9 dated as of February 18, 2011, (x) Amendment No. 10 dated as of February 17, 2012 and (xi) Amendment No. 11 dated as of February 15, 2013 (the “Loan Agreement”).

(3) Citibank, N.A. has assigned all of its rights and obligations as a Committed Lender under the Loan Agreement and other Facility Documents to CAFCO, LLC.

(4) The Originator and the Purchaser wish to amend the Purchase Agreement upon the terms and subject to the conditions set forth herein.

(5) The Borrower and the Servicer wish to amend the Loan Agreement upon the terms and subject to the conditions set forth herein.

(6) The Managing Agent, the Program Agent, the Conduit Lender and the Committed Lender consent to the amendments to the Purchase Agreement and the Loan Agreement upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Amendment to the Purchase Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, Section 3.01(o) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

(o) Investment Company Act. The Originator is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

SECTION 2. Amendments to the Loan Agreement. Effective as of the date hereof and subject to the satisfaction of the condition precedent set forth in Section 3 hereof, the Loan Agreement is hereby amended as follows:

(a) Section 1.01 of the Loan Agreement is hereby amended to delete the definitions of “Asset Purchase Agreement”, “Liquidity Provider” and “Scheduled Termination Date” and replace them with the following:

“Asset Purchase Agreement” means any asset purchase or other agreements pursuant to which a Lender may from time to time assign part or all of the Loans made by such Lender to a Liquidity Provider, as amended, restated, supplemented or otherwise modified from time to time.

“Liquidity Provider” means any of the financial institutions from time to time party to any Asset Purchase Agreement or any liquidity loan agreement or similar arrangement with a Lender.

“Scheduled Termination Date” means, (i) with respect to the Committed Lenders’ Commitments hereunder, February 13, 2015, unless such date is extended pursuant to Section 2.01(c) and (ii) with respect to the Conduit Lenders, February 13, 2015, unless such date is extended with the consent of the parties hereto.

(b) Section 4.01(q) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(q) Investment Company Act. The Borrower is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(c) Schedule I to the Loan Agreement is deleted in its entirety and replaced with the form attached hereto as Annex A.

SECTION 3. Condition of Effectiveness. This Amendment shall become effective as of the date hereof upon the receipt by the Program Agent of (a) this Amendment duly executed by all of the parties hereto, (b) the Fee Letter dated the date hereof duly executed by the Borrower and the Managing Agent, and (c) the Upfront Fee (as such term is defined in the Fee Letter).

SECTION 4. Representations and Warranties. Each of the parties hereto represents and warrants that this Amendment and the Purchase Agreement and the Loan Agreement, each as amended by this Amendment, constitute legal, valid and binding obligations of such Person enforceable against such Person in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles.

SECTION 5. Reference to and the Effect on the Purchase Agreement and the Loan Agreement.

(a) On and after the effective date of this Amendment, each reference in the Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Purchase Agreement and each reference to the Purchase Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Purchase Agreement as amended hereby.

(b) Each of the parties hereto hereby agrees that, except as specifically amended above, the Purchase Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and general equitable principles.

(c) On and after the effective date of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Loan Agreement and each reference to the Loan Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Loan Agreement as amended hereby.

(d) Each of the parties hereto hereby agrees that, except as specifically amended above, the Loan Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and general equitable principles.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

SECTION 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

TAMPA ELECTRIC COMPANY,
as Originator and as Servicer

By:	/s/ Kim M. Caruso
Name:	Kim M. Caruso
Title:	Treasurer

TEC RECEIVABLES CORP., as Purchaser and as Borrower

By:	/s/ Kim M. Caruso
Name:	Kim M. Caruso
Title:	Treasurer

CITIBANK, N.A., as Program Agent and as the sole Managing Agent

By:	/s/ Kosta Karantzoulis
Name:	Kosta Karantzoulis
Title:	Vice President

CAFCO, LLC, as the sole Conduit Lender and as the sole Committed Lender

By:	Citibank, N.A.,
as Attorney-in-Fact

By:	/s/ Kosta Karantzoulis
Name:	Kosta Karantzoulis
Title:	Vice President

Signature Page to

Omnibus Amendment No. 12

Annex A

SCHEDULE I

LENDER GROUPS

Citibank, N.A. Lender Group

Managing Agent:	Citibank, N.A.

Conduit Lender:	CAFCO, LLC

Conduit Lending Limit:	$150,000,000

Committed Lender:	CAFCO, LLC

Commitments:	$150,000,000

Reference Bank:	Citibank, N.A.